SUPPLEMENT

                                      dated

                                   May 1, 2006

                                     to the
            USAA Life Insurance Company Variable Annuity Prospectus,
   USAA Life Insurance Company Variable Universal Life Policy Prospectus, and
                      USAA Life Investment Trust Prospectus
                                dated May 1, 2006

TERMINATION OF USAA LIFE INSURANCE COMPANY'S OFFERING OF VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE INSURANCE PRODUCTS, AND LIQUIDATION OF USAA LIFE INVESTMENT TRUST

This prospectus supplement relates to the prospectuses for USAA Life Insurance Company's Variable Annuity and Variable Universal Life products, and for USAA Life Investment Trust. Please retain it for future reference.

Effective May 1, 2006, USAA Life Insurance Company (USAA Life), together with The Separate Account of USAA Life Insurance Company and the Life Insurance Separate Account of USAA Life Insurance Company have ceased sales of variable annuities and variable universal life products. USAA Life is taking this action because it has determined that it is not in the best interests of the USAA membership as a whole to continue supporting these product lines.

As a result of USAA Life's decision to discontinue the variable insurance product lines, the Trustees of the USAA Life Investment Trust (the Trust) have voted to liquidate and terminate the Trust as of June 30, 2006. Since the inception of the Trust, USAA Life has subsidized Trust operations and voluntarily agreed to limit the expenses of the Trust. These expenses are paid by investors in USAA Life's variable annuity and variable universal life products. Historically, actual expenses have consistently exceeded these limits, resulting in USAA Life's reimbursement to the Trust of the excess amounts, in addition to the other expenses USAA Life incurs in connection with these products.

Beginning May 1, 2006, through June 29, 2006, you may freely reallocate your account value from the Trust funds to the other available variable fund accounts without limitation, subject to monitoring for harmful market timing activity, and free of transfer charges. As variable annuity and variable universal life product owners move account values out of the Trust funds before the liquidation, the Trust funds will assume a defensive investment posture (for example, by holding cash or cash equivalents) in order to preserve assets and minimize expenses. This may limit their potential investment returns. In addition, the Trust fund managers may be required to sell portfolio securities to meet redemptions. As a result, the Trust funds may not meet their investment objectives.

Any investments remaining in the Trust on June 30, 2006, the date of liquidation, will be reallocated by USAA Life to the Vanguard Money Market Portfolio. After the liquidation, the Trust funds will no longer be available investment options within USAA Life's variable annuity and variable universal life insurance products and the Trust will take steps to deregister as an investment company and terminate as a Delaware business trust.